FAS P-2 10/14

SUPPLEMENT DATED OCTOBER 1, 2014

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 OF

Franklin Fund Allocator Series

(Franklin Conservative Allocation Fund, Franklin Growth Allocation Fund, Franklin Moderate Allocation Fund)

(together, the Allocation Funds)

Effective January 1, 2015, the prospectus is amended as follows:

I.      Franklin Conservative Allocation Fund’s “Fund Summary – Principal Investment Strategies” section 3rd paragraph on page 4 is updated as follows:

The investment manager uses the following as a general guide in allocating the Fund’s assets among the broad asset classes. These percentages may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and may vary up to 10% from the stated allocations: 60% fixed-income funds; and 40% equity funds.

II.    Franklin Moderate Allocation Fund’s “Fund Summary – Principal Investment Strategies” section 3rd paragraph on page 14 is updated as follows:

The investment manager uses the following as a general guide in allocating the Fund’s assets among the broad asset classes. These percentages may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and may vary up to 10% from the stated allocations: 60% equity funds; and 40% fixed-income funds.

III.  Franklin Growth Allocation Fund’s “Fund Summary – Principal Investment Strategies” section 3rd paragraph beginning on page 24 is updated as follows:

The investment manager uses the following as a general guide in allocating the Fund’s assets among the broad asset classes. These percentages may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and may vary up to 10% from the stated allocations: 80% equity funds; and 20% fixed-income funds.

IV.    The benchmark indices for each of the Allocation Funds are changed from S&P® 500, MSCI EAFE, and Barclays U.S. Aggregate Indices to MSCI AC World and Barclay’s Multiverse Indices.

V.      The 2nd paragraph and table in the “Fund Details-Principal Investment Policies and Practices” section beginning on page 38 is updated as follows:

Following is a general guide the investment manager uses in allocating each of the Fund's assets among the broad asset classes. These percentages may be changed from time to time by the Funds' investment manager without the approval of shareholders, and may vary up to 10% from the stated allocations to equity and fixed-income funds.

	Equity Funds	Fixed-Income Funds
Conservative Allocation Fund	40%	60%
Moderate Allocation Fund	60%	40%
Growth Allocation Fund	80%	20%

VI.    For each listed Fund, the “Fund Summary – Principal Risks – Interest Rate” section is updated as follows:

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes on the whole are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities are more sensitive to these interest rate changes.

Please keep this supplement for future reference.